================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant |X|
      Filed by a party other than the Registrant |_|
      Check the appropriate box:
      |X|  Preliminary proxy statement              |_|  Confidential, for Use
      |_|  Definitive proxy statement                    of the Commission Only
      |_|  Definitive additional materials               (as permitted by Rule
      |_|  Soliciting material under Rule 14a-12          14a-6(e)(2))



                       NETWORK-1 SECURITY SOLUTIONS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

================================================================================

                       NETWORK-1 SECURITY SOLUTIONS, INC.
                       1601 TRAPELO ROAD, RESERVOIR PLACE
                          WALTHAM, MASSACHUSETTS 02451

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 27, 2001

              ----------------------------------------------------

To the Stockholders of Network-1 Security Solutions, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), will be held at its executive offices located at 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451, on Tuesday, November 27, 2001, at 10:00 A.M., local time, for the following purposes:

         1.  To elect directors;

         2. To approve an amendment to the Company's Certificate of Incorporation to increase (i) the number of authorized shares of common stock, $.01 par value per share (the "Common Stock") from 25,000,000 to 50,000,000 and (ii) the number of authorized shares of Preferred Stock, $.01 par value per share, from 5,000,000 to 10,000,000;

         3. To amend the Company's Amended and Restated 1996 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by 1,465,000 shares to an aggregate of 4,000,000 shares;

         4. To ratify the selection of Richard A. Eisner & Company, LLP as independent auditors of the Company for the fiscal year which commenced on January 1, 2001; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

             The Board of Directors has fixed the close of business on October 16, 2001 as the record date for the meeting. Only holders of record of shares at that time will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

             MANAGEMENT REQUESTS ALL STOCKHOLDERS TO SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE POSTAGE PAID, SELF-ADDRESSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE. PLEASE DO THIS WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors,

                                            Murray P. Fish
                                            President, Chief Financial Officer &
                                            Secretary
Waltham, Massachusetts
October ___, 2001

                       NETWORK-1 SECURITY SOLUTIONS, INC.

                        ---------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, NOVEMBER 27, 2001

                     ---------------------------------------

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Network-1 Security Solutions, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Company's executive offices located at 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451, on Tuesday, November 27, 2001, at 10:00 A.M., local time, and at all adjournments thereof.

         Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, Attention: Secretary, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the Annual Meeting, or at any adjournment thereof, according to the instructions set forth in the proxy. If there are no instructions specified in the proxy, shares represented by proxies will be voted
(i) FOR the election of each of the nominees for director listed below, (ii) FOR the approval of an amendment to the Certificate of Incorporation to increase the Company's authorized capital, (iii) FOR the approval to increase the authorized shares issuable under the 1996 Stock Option Plan of the Company (the "Stock Option Plan"), and (iv) FOR the ratification of the selection of the independent auditors.

         On or about November 2, 2001 this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended December 31, 2000, including financial statements, on Form 10-KSB are to be mailed to each stockholder of record at the close of business on October 16, 2001 (the "Record Date").

                                VOTING OF PROXIES

         Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding and entitled to vote 6,467,458 shares of common stock, par value $0.01 per share (the "Common Stock"), 3,191,037 shares of Series E Preferred Stock, $.01 par value (the "Series E Preferred Stock") and 391,477 shares of Series D Preferred Stock, $.01 par value (the "Series D Preferred Stock" and together with the Common Stock and Series E Preferred Stock, collectively the "Voting Stock"). Each share of Common Stock and Series D Preferred Stock entitles the holder thereof to one vote. Each share of Series E Preferred Stock entitles the holder thereof to two votes. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of stock entitled to vote is necessary to constitute a quorum for the Annual Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

         Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. In connection with the treatment of abstentions and broker non-votes, the Company intends to apply the following principles:

         ELECTION OF DIRECTORS: Directors are elected by the affirmative vote of a plurality of the shares, present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

         APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION: To be approved, this amendment must receive the affirmative vote of the majority of the outstanding shares of Common Stock, Series D Preferred Stock and Series E Preferred Stock, voting together, entitled to vote thereon. Uninstructed shares are not entitled to vote on this matter. Therefore, abstentions and broker-non votes have the same effect as negative votes.

         APPROVAL OF AMENDMENT TO STOCK OPTION PLAN: To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter. Therefore, abstentions and broker non-votes will not be included in determining whether this proposal is approved.

         APPROVAL OF AUDITORS: To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Board of Directors consists of five (5) members which are to elected at the Annual Meeting and hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. If no other choice is specified in the accompanying proxy, the persons named therein have advised management that it is their present intention to vote the proxy for the election of the nominees set forth below. Each of the nominees is presently a director of the Company. Should any of such nominees become unable to accept nomination or election, it is intended that the persons named in the accompanying proxy will vote for the election of such other person as the Board of Directors may recommend in the place of such nominee.

DIRECTOR NOMINEES

         Set forth below for each nominee is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of November 2, 2001.

         MURRAY P. FISH, age 50, has been a director of the Company since June 2001 and has served as the Company's President since June 2001, Chief Financial Officer since May 1998 and as Secretary since February 2000. From August 1997 to May 1998, Mr. Fish was an independent financial consultant. From April 1991 to August 1997, Mr. Fish served as President, Chief Executive Officer and a director of RealWorld Corporation, a manufacturer of accounting software.

         COREY M. HOROWITZ, age 46, became Chairman of the Board of Directors of the Company in January 1996 and has been a director of the Company since April 1994. Mr. Horowitz is a private investor and President and sole stockholder of CMH Capital Management Corp., a New York investment advisory and merchant banking firm, which he founded in September 1991. From January 1986 to February 1991, Mr. Horowitz was a general partner in charge of mergers and acquisitions at Plaza Securities Co., a New York investment partnership.

         EMANUEL R. PEARLMAN, age 41, has been a director of the Company since December 1999. From May, 2000 until June 2001, Mr. Pearlman served as Chief Operating Officer of Vornado Operating Company. Since June 1998, Mr. Pearlman served as manager of both Beach Lane Capital LLC, a financial advisory and consulting firm, and Beach Lane Opportunity LLC, an investment partnership. In addition, since June 1995, Mr. Pearlman served as President of M.E.P. Capital Corporation and E.R.P. Capital Corporation, both financial advisory and consulting firms. From October 1992 until December 1996, Mr. Pearlman was a consultant to Bally Entertainment Corporation.

         JONATHAN MARK, age 47, has been a director of the Company since November 2000. Since February 2001, Mr. Mark has served as an independent consultant to technology companies. From September 1999 to January 2001, Mr. Mark served as Senior Managing Director of Castle Harlan, Inc., a private equity fund. From September 1981 until August 1999, Mr. Mark served as a director of Bain & Company, an international strategy consulting firm.

         HARRY B. SCHESSEL, age 37, has been a director of the Company since July 2001. Since July 2001, Mr. Schessel has been employed at Kroll, Inc. ("Kroll") as the Global Practice Leader for the Information Security Group. From June 2000 to July 2001, Mr. Schessel advised security companies, including Kroll, in the areas of strategy, operations, marketing and business development as well as served as a consultant to investment banking firms and venture capital firms for purposes of evaluating investments in the information security industry. From March 2000 until June 2000, Mr. Schessel was Vice President of Cybersafe, Inc., a security software company. In June 1997, Mr. Schessel co-founded Centrax, Inc., a company engaged in the development and marketing of intrusion detection software, and was employed from June 1997 until its sale in March 1999 in various capacities, including Chief Operating Officer and Executive Vice President.

OTHER EXECUTIVE OFFICERS OF THE COMPANY

         JOSEPH A. DONOHUE, age 46, has served as the Company's Vice President of Engineering since July 1998. From April 1987 to July 1998, Mr. Donohue was employed by Stratus Computer Inc., having held the positions of Director - Windows/NT Software Development from November 1997 to July 1998, Director - Proprietary OS from July 1994 to November 1997 and Manager - Kernel Development from July 1993 to July 1994. From April 1987 to July 1993, Mr. Donohue was employed by Stratus Computer, Inc. in various engineering positions.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         In August 1998, the Board of Directors established an "Audit Committee" and a "Compensation Committee". The Audit Committee currently consists of Emanuel Pearlman and Harry B. Schessel. The Audit Committee meets with the Company's independent auditors at least annually to review the scope and results of the annual audit; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to internal controls, accounting staff and management performance and procedures in connection with audit and financial controls. All members of the Audit Committee are independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards. The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Appendix A. The Compensation Committee is composed of Emanuel Pearlman and Jonathan Mark. The Compensation Committee is responsible for determining compensation for the executive officers of the Company, including bonuses and benefits, and administering the Stock Option Plan.

         The Board of Directors does not have a nominating committee. The selection of nominees for the Board of Directors is made by the entire Board of Directors. The Board of Directors may from time to time establish other committees to facilitate the management of the Company.

         During the past fiscal year, the Board of Directors held 6 meetings. The Compensation Committee met 5 times during the past fiscal year. The Audit Committee met 4 times during the past fiscal year. No incumbent director failed to participate in at least 75% of all meetings of the Board of Directors and the committees on which he served during the past fiscal year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of the Board of Directors (the "Audit Committee") is composed of independent directors and operates under a written charter adopted by the Board of Directors (Appendix A). The members of the Audit Committee for January 1, 2000 until December 31, 2000, were Emanuel R. Pearlman and Corey M. Horowitz. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

         The Company's management is responsible for the internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The activities of the Audit Committee are in no way designed to supercede or alter the traditional responsibilities of the Company's independent auditors. The Audit Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

         Based on the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on the Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

DIRECTOR COMPENSATION

         The Company has compensated each director, who is not also an employee of the Company, by granting to each outside director stock options to purchase 20,000 shares of Common Stock, at an exercise price equal to the closing price of the Common Stock on the date of grant, with the options vesting over a one year period in equal quarterly amounts. In addition, each non-employee director receives an option grant to purchase 5,000 shares of Common Stock for each year of service (after the first year) as a member of the Board of Directors. Such options vest over a one year period in equal quarterly amounts. In addition to the aforementioned option grants, directors may be granted additional options in the discretion of the Compensation Committee. In October 2001, Emanuel Pearlman, Jonathan Mark and Mark Tuomenoksa (a former director) each received an option to purchase 35,000 shares of Common Stock.

VOTES REQUIRED

         Directors are elected by a plurality of the votes cast, in person or by a proxy, at the Annual Meeting.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      THE ELECTION OF EACH OF ITS NOMINEES.

                             EXECUTIVE COMPENSATION

         The following table summarizes compensation paid to the Company's Chief Executive Officer and to each of its executive officers and one employee (collectively, the "Named Executive Officers") who received compensation in excess of $100,000 for services rendered in all capacities to the Company during each of the years ended December 31, 2000, 1999, and 1998.

SUMMARY COMPENSATION TABLE

                                                                                                          LONG TERM
                                                                                                         COMPENSATION
                                                                                                            AWARDS
                                                                  ANNUAL COMPENSATION                     ----------
                                                                  -------------------                       SHARES
                                  YEAR ENDED                                          OTHER ANNUAL        UNDERLYING
NAME AND PRINCIPAL POSITION       DECEMBER 31        SALARY ($)        BONUS ($)      COMPENSATION(1)     OPTIONS(#)
---------------------------       -----------        ----------        ---------      ------------        ----------
Avi A. Fogel                         2000            $171,963           $29,500            --                50,000
   President & Chief Executive       1999            $150,000           $28,375            --               122,116
   Officer                           1998            $128,192(2)        $24,986                             383,343

Robert P. Olsen
   Vice President of Marketing       2000            $138,462           $16,481            --                30,000
   Vice President of Product         1999            $120,000           $24,975            --                52,758
   Management                        1998            $ 94,154(3)        $14,992                              94,362

Murray P. Fish                       2000            $138,461           $17,713            --                30,000
   Chief Financial Officer           1999            $120,000           $25,500            --                52,714
   Secretary                         1998            $ 75,692(4)        $14,926                              94,185

Joseph A. Donohue                    2000            $138,462           $16,588            --                30,000
   Vice President of                 1999            $120,000           $22,125            --                52,605
   Engineering                       1998            $ 53,077(5)        $10,060                              93,750

Brian Gildea                         2000            $117,013              --              --                15,000
   Senior Accounts Manager

-------------------
(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Executive Officers did not exceed the lesser of ten percent (10%) of such individual's annual salary and bonus for each fiscal year indicated or $50,000.

(2) Mr. Fogel was employed as President and Chief Executive Officer in May 1998 and served as a consultant to the Company from March 1998 to May 1998. Mr. Fogel received $33,000 as a consultant. Mr. Fogel's annual base salary during 1998 was $150,000. Mr. Fogel resigned as Chief Executive Officer and President in June 2001.

(3) Mr. Olsen served as the Company's Vice President of Product Management since May 1998 until March 1999, at which time he became Vice President of Marketing. Mr. Olsen served as a consultant to the Company from March 1998 to May 1998. Mr. Olsen received $18,000 as a consultant. Mr. Olsen's annual base salary during 1998 was $120,000. Effective December 29, 2000, Mr. Olsen was no longer employed by the Company.

(4) Mr. Fish joined the Company in May 1998. Mr. Fish's annual base salary during 1998 was $120,000. In June 2001, Mr. Fish assumed the additional office of President.

(5) Mr. Donohue joined the Company in July 1998. Mr. Donohue's annual base salary during 1998 was $120,000.


OPTION GRANTS IN 2000

         The following stock options were granted to each of the Named Executive Officers during the year ended December 31, 2000:

                          NUMBER OF        % OF TOTAL
                           SHARES        OPTIONS GRANTED     EXERCISE
                         UNDERLYING      TO EMPLOYEES        PRICE PER      EXPIRATION
                      OPTIONS GRANTED      IN 2000(1)        SHARE (2)         DATE
                      ---------------      ----------        ---------         ----
Avi A. Fogel               50,000             9.3%            $ 7.875        5/15/2010

Robert P. Olsen            30,000             5.6%            $ 7.875        5/15/2010

Murray P. Fish             30,000             5.6%            $ 7.875        5/15/2010

Joseph Donohue             30,000             5.6%            $ 7.875        5/15/2010

Brian Gildea               15,000             2.8%            $10.125         4/5/2010

---------------------------
(1) The number of options granted to employees during the year ended December 31, 2000 used to compute this percentage is based on 530,600 incentive stock options and 10,000 non-qualified stock options (which do not include the non-qualified options issued to the PSG Employees referred to below).

(2) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant, as determined by the Board of Directors, except for the options granted to employees of the Company's professional services group (the "PSG Employees"). Such options to purchase up to an aggregate of 104,063 shares were committed to the PSG Employees on November 8, 1999 at an exercise price equal to the fair market value of the Company's Common Stock on that date; however, the options were deemed to have been granted on February 9, 2000, the date of the Company's sale of its professional services division because the options were contingent upon the closing.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND 2000 FISCAL YEAR-END OPTION VALUES

         Options were exercised by each of the Named Executive Officers during the year ended December 31, 2000. The following table sets forth information relating to the fiscal year-end value of unexercised options held by executive officers on an aggregated basis:

                                            Number of Securities Underlying        Value of Unexercised
                     Shares                      Unexercised Options               In-the-Money Options
                    Acquired       Value          at 12/31/2000 (#)              at Fiscal Year-End ($) (1)
                  on Exercise    Realized    ------------------------------    ------------------------------
    Name              (#)           ($)      Exercisable      Unexercisable    Exercisable      Unexercisable
------------      -----------    --------    -----------      -------------    -----------      -------------
Avi A. Fogel         --             --          376,393          179,067        $ 249,148          $ 92,367
Robert P. Olsen    70,779        $640,886        37,768          139,352        $ 11,770           $ 41,729
Murray P. Fish     51,884        $455,474        56,500          120,399        $ 29,914           $ 23,504
Joseph Donohue     55,236        $531,625        52,748          123,607        $ 11,979           $ 41,242
Brian Gildea         --             --            --               --              --                 --

------------------------
(1) Options are "in-the-money" if the market price of the Common Stock on December 31, 2000 ($3.3125) exceeds the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock underlying the options on December 31, 2000 and the aggregate exercise price of such options.


                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

         On June 12, 2001, Avi A. Fogel resigned as President and Chief Executive Officer of the Company. Mr. Fogel had been employed by the Company pursuant to a four (4) year employment agreement which was to expire on May 18, 2002. On October 3, 2001, the Company and Mr. Fogel entered into an agreement (the "Termination Agreement") which resolved certain disputes regarding Mr. Fogel's departure from the Company. In accordance with the Termination Agreement, the Company paid Mr. Fogel $60,000 in full satisfaction of the Company's obligations to Mr. Fogel under his employment agreement or otherwise.

         On June 29, 2001, the Company entered into an employment agreement with Murray P. Fish pursuant to which Mr. Fish agreed to serve as the Company's President and Chief Financial Officer for a two year term at an annual salary of $185,000 per annum, subject to an additional cash bonus of up to $50,000 as determined by the Compensation Committee. In the event Mr. Fish's employment agreement is terminated "other than for cause" (as defined in the employment agreement), he shall be entitled to (i) the vesting of all options in the year of termination and 50% of the options that would have vested in the year following termination and (ii) the lesser of twelve (12) months base salary or the base salary for the balance of the term of the employment agreement. Mr. Fish has agreed not to disclose any confidential information of the Company during the term of his employment or at any time thereafter and not to compete with the Company during the term of his agreement and for a period of two years thereafter, in the event of termination for cause.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's shares of Common Stock and Preferred Stock (the "Voting Stock") as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Voting Stock, (ii) each director and nominee, (iii) each of the executive officers of the Company, and (iv) all executive officers and directors of the Company as a group.


   NAME AND ADDRESS                 NUMBER OF SHARES       PERCENTAGE OF SHARES
 OF BENEFICIAL OWNER               BENEFICIALLY OWNED      BENEFICIALLY OWNED(1)
 -------------------               ------------------      ---------------------
Barry Rubenstein(2)                     5,051,561                   33.4%
FalconStor Software, Inc.(3)            4,339,740                   28.2%
Irwin Lieber (4)                        2,882,382                   20.4%
Barry Fingerhut (5)                     2,792,978                   19.9%
Wheatley Partners II, L.P. (6)          1,572,015                   11.7%
Corey M. Horowitz(7)                    1,339,749                    9.7%
   CMH Capital Management Corp.
Murray P. Fish(8)                         146,018                    1.1%
Joseph A. Donohue(9)                       92,146                    *
Emanuel R. Pearlman(10)                    60,652                    *
Jonathan Mark(11)                          20,000                    *
Harry B. Schessel(12)                       5,000                    *
All officers and directors as
a group (6 Persons)                     1,663,565                    11.7%
-----------------------

*    Less than 1%.

(1) Unless otherwise indicated, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Voting Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities held by such person (but not those held by any other person except for outstanding shares of Preferred Stock) and which are exercisable or convertible within 60 days have been exercised and converted. Assumes a base of 13,241,009 shares of Voting Stock including (i) 6,467,458 shares of outstanding Common Stock (ii) 6,382,074 shares of Common Stock issuable upon conversion of 3,191,037 outstanding shares of Series E Preferred Stock and (iii) 391,477 shares of Common Stock issuable upon conversion of 391,477 shares of outstanding Series D Preferred Stock. Except as otherwise indicated, the address for each beneficial owner is c/o Network-1 Security Solutions, Inc., 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451.

(2) Includes (i) 1,194,659 shares of Common Stock, 188,678 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 188,678 shares of Common Stock subject to currently exercisable warrants held by Wheatley Partners II,L.P., (ii) 173,584 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 173,584 shares of Common Stock subject to currently exercisable warrants held by Wheatley Partners, L.P., (iii) 15,094 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 15,094 shares of Common Stock subject to currently exercisable warrants held by Wheatley Foreign Partners, L.P. (iv) 31,040 shares of Common Stock held by Mr. Rubenstein, (v) 47,500 shares of common stock subject to currently exercisable stock options held by Mr. Rubenstein, (vi) 151,628 and 133,780 shares of Common Stock held by Woodland Venture Fund and Seneca Ventures, respectively, (vii) 424,528, 330,188, 188,678 and 94,338 shares of Common Stock issuable upon conversion of Series E Preferred Stock held by Woodland Venture Fund, Seneca Ventures, Woodland Partners and Barry Rubinstein, respectively, (viii) 611,366, 423,605, 282,095, 145,335 and 1,333 shares of common stock subject to currently exercisable warrants held by Woodland Venture Fund, Seneca Ventures, Woodland Partners, Barry Rubenstein and Marilyn Rubenstein, respectively and (ix) 117,550, 58,774, 58,774, 839 and 839 shares of Common Stock issuable upon conversion of Series D Preferred Stock held by Woodland Venture Fund, Seneca Ventures, Woodland Partners, Barry Rubenstein and Marilyn Rubenstein, respectively. Does not include options to purchase 11,875 shares of Common Stock which are not currently exercisable. Barry Rubenstein is a general partner of Wheatley Partners II, L.P. and a member of the general partner of each of Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P. Barry Rubenstein and Woodland Services Corp. are the general partners of Woodland Venture Fund and Seneca Ventures. Barry Rubenstein is the President and sole director of Woodland Services Corp. Marilyn Rubenstein is the wife of Barry Rubenstein. Mr. Rubenstein disclaims beneficial ownership of the shares of Common Stock held by Wheatley Partners II, L.P., Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., except to the extent of his equity interest therein. The address of Barry Rubenstein is 68 Wheatley Road, Brookville, New York 11545. The address of Wheatley Partners, L.P. is 60 Cuttermill Road, Great Neck, New York 11021. The address of Wheatley Foreign Partners, L.P. is c/o Fiduciary Trust, One Capital Place, Snedden Road, P.O. Box 162, Grand Cayman, British West Indies. The address for Woodland Venture Fund, Seneca Ventures and Woodland Partners is c/o Barry Rubenstein, 68 Wheatley Road, Brookville, New York 11545.

(3) Includes (i) 2,169,870 shares of Common Stock issuable upon conversion of Series E Preferred Stock and (ii) 2,169,870 shares of Common Stock subject to currently exercisable warrants. Does not include 500,000 shares of Common Stock subject to warrants which are not currently exercisable. The address of FalconStor Software, Inc. is 125 Baylis Road, Melville, New York 11747.

(4) Includes (i) 1,194,659 shares of Common Stock, 188,678 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 188,678 shares of Common Stock subject to currently exercisable warrants held by Wheatley Partners II,L.P., (ii) 173,584 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 173,584 shares of Common Stock subject to currently exercisable warrants held by Wheatley Partners, L.P., (iii) 15,094 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 15,094 shares of Common Stock subject to currently exercisable warrants held by Wheatley Foreign Partners, L.P.,
     (iv) 23,280 shares of Common Stock owned by Mr. Lieber, (v) 47,500 shares of Common Stock subject to currently exercisable stock options owned by

     Mr. Lieber, (vi) 330,188 shares of Common Stock issuable upon conversion of Series E Preferred Stock owned by Mr. Lieber, (vii) 58,774 shares of Common Stock issuable upon conversion of Series D Preferred Stock owned by Mr. Lieber, and (viii) 473,269 shares of Common Stock subject to currently exercisable warrants owned by Mr. Lieber. Does not include options to purchase 11,875 shares of Common Stock owned by Mr. Lieber which are not currently exercisable. Mr. Lieber disclaims beneficial ownership of the shares of Common Stock held by Wheatley Partners II, L.P., Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P.

(5) Includes (i) 1,194,659 shares of Common Stock, 188,678 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 188,678 shares of Common Stock subject to currently exercisable warrants held by Wheatley Partners II, L.P., (ii) 173,584 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 173,584 shares of Common Stock subject to currently exercisable warrants held by Wheatley Partners, L.P., (iii) 15,094 shares of Common Stock issuable upon conversion of Series E Preferred Stock and 15,094 shares of Common Stock subject to currently exercisable warrants held by Wheatley Foreign Partners, L.P.,
     (iv) 31,040 shares of Common Stock owner by Mr. Fingerhut, (v) 330,188 shares of Common Stock issuable upon conversion of Series E Preferred Stock owned by Mr. Fingerhut, (vi) 58,774 shares of Common Stock issuable upon conversion of Series D Preferred Stock owned by Mr. Fingerhut, and (vii) 423,605 shares of Common Stock subject to currently exercisable warrants owned by Mr. Fingerhut. Mr. Fingerhut disclaims beneficial ownership of the shares of Common Stock held by Wheatley Partners II, L.P., Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P.

(6) Includes (i) 1,194,659 shares of Common Stock, (ii) 188,678 shares of Common Stock issuable upon conversion of Series E Preferred Stock and (iii) 188,678 shares of Common Stock subject to currently exercisable warrants. Does not include (i) 316,448, 23,280, 31,040, 4,656 and 3,104 shares of
     Common Stock beneficially owned by Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Seth Lieber and Jonathan Lieber, respectively, each of whom is a general partner of Wheatley Partners II, L.P. and (ii) an aggregate of 6,527,203 shares of Common Stock subject to currently exercisable warrants, options, Series D Preferred Stock and Series E Preferred Stock beneficially owned by Barry Rubenstein (3,163,098 shares), Irwin Lieber (1,287,087 shares), Barry Fingerhut (1,189,923 shares), Jonathan Lieber (462,571 shares) and Seth Lieber (424,524 shares). Each of Messrs. Rubenstein, I. Lieber, Fingerhut, J. Lieber and S. Lieber disclaims beneficial ownership of the shares held by Wheatley Partners II, L.P., except to the extent of their equity interest therein. Jonathan Lieber and Seth Lieber each beneficially owns less than 1% of the outstanding Voting Stock exclusive of shares beneficially owned by Wheatley Partners II, L.P., Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P. and as such have not been included in the beneficial ownership table. Wheatley Partners II, L.P.'s business address is 80 Cuttermill Road, Great Neck, New York 11021.

(7) Includes (i) 486,303 shares of Common Stock held by Mr. Horowitz, (ii) 42,500 shares of Common Stock subject to currently exercisable stock options held by Mr. Horowitz, (iii) 155,463 shares of Common Stock held by CMH Capital Management Corp. ("CMH"), (iv) 424,936 shares of Common Stock subject to currently exercisable warrants held by CMH, (v) 85,220 shares of Common Stock subject to currently exercisable warrants held by Mr. Horowitz, (vi) 70,754 shares of Common Stock issuable upon conversion of Series E Preferred Stock, 70,754 shares of Common Stock subject to currently exercisable warrants and 1,528 shares of Common Stock, all owned by Donna Slavitt, the wife of Mr. Horowitz and (vii) 2,291 shares of Common Stock held by Horowitz Partners, a general partnership of which Mr.

     Horowitz is a partner. Does not include warrants and options to purchase 260,625 shares of Common Stock which are not currently exercisable. The address of CMH Capital Management Corp. is 885 Third Avenue, New York, New York 10022.

(8) Includes 146,018 shares of Common Stock subject to currently exercisable stock options issued to Mr. Fish pursuant to the Stock Option Plan. Does not include 135,251 shares of Common Stock subject to stock options which are not currently exercisable.

(9) Includes 92,146 shares of Common Stock subject to currently exercisable stock options issued to Mr. Donohue pursuant to the Stock Option Plan. Does not include 74,253 shares of Common Stock subject to stock options which are not currently exercisable.

(10) Includes (i) 4,430 shares of Common Stock owned by an entity controlled by Mr. Pearlman. (ii) 23,750 shares of common stock subject to currently exercisable options issued to Mr. Pearlman pursuant to the Stock Option Plan, (iii) 4,098 shares of common stock subject to currently exercisable warrants, (iv) 6,943 shares of common stock issuable upon conversion of Series D Preferred, (v) 7,954 shares of common stock subject to currently exercisable warrants underlying certain promissory notes and (vi) 13,477 shares of common stock issuable upon conversion of Series D Preferred Stock underlying certain promissory notes. Does not include 42,500 shares of common stock subject to options not currently exercisable.

(11) Includes 20,000 shares of Common Stock subject to currently exercisable stock options issued to Mr. Mark pursuant to the Stock Option Plan. Does not include 40,000 shares of Common Stock subject to stock options which are not currently exercisable.

(12) Includes 5,000 shares of Common Stock subject to currently exercisable stock options issued to Mr. Schessel pursuant to the Stock Option Plan. Does not include 15,000 shares of Common Stock subject to stock options which are not currently exercised.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 13, 1999, the Company entered into an agreement with Robert Russo, then Vice President of Professional Services of the Company, pursuant to which $71,615 of deferred salary owed to Mr. Russo was satisfied in full by the payment of $40,000 in cash and the issuance of 5,855 shares of the Common Stock at a price per share of $5.40.

         On March 10, 1999, the Company entered into an agreement with William Hancock, then Chief Technology Officer of the Company, pursuant to which the Company agreed to loan to Mr. Hancock up to $100,000, at an interest rate of 6.5% per annum, to be used by Mr. Hancock to satisfy certain outstanding personal tax obligations. In consideration for such loan, Mr. Hancock pledged 50,000 shares of Common Stock of the Company as security for the repayment of the loan. As of March 10, 2000, the loan was repaid in full.

         On December 22, 1999, the Company entered into a Securities Purchase Agreement for the private sale of $3,000,000 of preferred stock, warrants and notes to a group of 39 investors, including entities affiliated with Barry Rubenstein and Corey M. Horowitz, both principal stockholders of the Company, Avi Fogel, then President, Chief Executive Officer and a director of the Company and Emanuel R. Pearlman, a director of the Company. In the offering, the Company issued 491,803 shares of Series D Preferred Stock at $3.05 per share and warrants to purchase an aggregate of 491,803 shares of Common Stock at an exercise price of $3.00 per share, subject to certain adjustments (which resulted in a reduction of the exercise price to $1.00 per share). The Company also issued convertible promissory notes (the "Notes") in the principal amount of $1.5 million at an interest rate of 8% per year. Subject to stockholder approval, the Notes were convertible into an additional 491,803 shares of Series D Preferred Stock (up to 570,492 shares if potential interest through maturity of such Notes is included) and warrants to purchase an additional 491,803 shares of Common Stock (up to 570,492 shares if potential interest through maturity of such Notes is included) at an exercise price of $1.00 per share reduced from $3.00 per share as referenced above). On April 28, 2000, at a special meeting of the stockholders of the Company, the conversion feature of the Notes was approved by the stockholders of the Company.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than 10% of the Company's outstanding Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that its executive officers, directors, and greater than 10% stockholders complied during the year ended December 31, 2000 with the reporting requirements of Section 16(a).


              INCREASING THE AUTHORIZED COMMON AND PREFERRED STOCK
                                (PROPOSAL NO. 2)

         On October 19, 2001, subject to stockholder approval, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from twenty-five million (25,000,000) shares to fifty million (50,000,000) shares and the number of authorized shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"), from five million (5,000,000) to ten million (10,000,000) shares. If approved by the stockholders, Article IV Section A of the Company's Certificate of Incorporation would be amended to provide as follows:

         "IV:

         A.  Classes of Stock.
             ----------------
             This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is sixty million (60,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, $.01 par value per share (the "Common Stock"), and ten million (10,000,000) shares shall be Preferred Stock, $.01 par value per share (the "Preferred Stock")."

         The Company is currently authorized to issue 25,000,000 shares of Common Stock. As of the Record Date, 6,467,458 shares of Common Stock were issued and outstanding, 6,773,551 shares were reserved for issuance upon conversion of outstanding shares of Preferred Stock and an additional 11,542,855 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options, warrants, convertible notes and for options that may be granted in future under the Stock Option Plan. The Company is currently authorized to issue 5,000,000 shares of Preferred Stock, of which 3,500,000 have been designated as the Series E Preferred Stock and 1,250,000 have been designated as Series D Preferred Stock. As of the Record Date, 3,191,037 shares of Series E Preferred Stock and 391,477 shares of Series D Preferred Stock were issued and outstanding. Accordingly, there are only 216,134 shares of Common Stock and 1,417,486 shares of Preferred Stock available for future issuances.

         The Board of Directors believes that it is advisable and in the best interest of the Company and its stockholders to have available authorized but unissued shares of Common Stock and Preferred Stock in an amount adequate to provide for the future financing needs of the Company. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by Nasdaq rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, convertible debt financing and equity financings. As there are no offerings of the Preferred Stock contemplated by the Company in the proximate future, the terms of such securities have not been determined. The rights and preferences of Preferred Stock, such as dividends or interest rates, conversion prices, voting rights, liquidation preferences, redemption prices, maturity dates and similar matters, will be determined by the Board of Directors, without further authorization of the stockholders. No stockholder of the Company has any preemptive rights regarding future issuance of any shares of Common Stock and Preferred Stock.

         The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock and Preferred Stock. However, the Board of Directors believes that if an increase in the authorized number of shares of Common Stock and Preferred Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

         The issuance of additional shares of Common Stock and Preferred Stock may have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and less likely. The proposed amendment to the Company's Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to stockholders any anti-takeover measures.

VOTES REQUIRED

         A majority of the outstanding Voting Stock is required to amend the Certificate of Incorporation of the Company.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL
      TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED
                          CAPITAL STOCK OF THE COMPANY.

              AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED STOCK
            OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR
                 ISSUANCE THEREUNDER FROM 2,535,000 TO 4,000,000
                                (PROPOSAL NO. 3)

         At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the Stock Option Plan from 2,535,000 to 4,000,000.

         The Board of Directors believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and the other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the shares of Common Stock. The Board of Directors has found that the grant of options under the Stock Option Plan has proven to be a valuable tool in attracting and retaining key employees. By Unanimous Written Consent on October 19, 2001, the Board of Directors voted to increase the authorized number of shares of Common Stock available for issuance under the Stock Option Plan from 2,535,000 shares to 4,000,000.

SUMMARY OF THE STOCK OPTION PLAN

         On March 7, 1996, the Board of Directors and stockholders of the Company approved the adoption of the Stock Option Plan. The Stock Option Plan is intended to assist the Company in securing and retaining key employees, directors and consultants by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-qualified options (collectively, the "Options"). Under the Stock Option Plan, key employees (including officers and employee directors) are eligible to receive grants of incentive stock options. Employees (including officers), directors of the Company or any affiliates and consultants are eligible to receive grants of non-qualified options. Incentive stock options granted under the Stock Option Plan are intended to be "Incentive Stock Options" as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company which currently consists of Emanuel Pearlman and Jonathan Mark. The Compensation Committee of the Board of Directors will consist of members who have been determined by the Board of Directors to be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Exchange Act or any future corresponding rule.

         The Compensation Committee will determine who shall receive Options, the number of shares of Common Stock that may be purchased under the Options, the time and manner of exercise of Options and exercise prices. The term of Options granted under the Stock Option Plan may not exceed 10 years (five years in the case of an incentive stock option granted to an optionee owning more than 10% of the voting stock of the Company) (a "10% Holder"). The exercise price for incentive stock options shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time the Option is granted; provided, however, that with respect to an incentive stock option, in the case of a 10% Holder, the purchase price per share shall be at least 110% of such fair market value. The exercise price for non-qualified options is set by the Compensation Committee in its discretion. The aggregate fair market value of the shares of

Common Stock as to which an optionee may exercise incentive stock options may not exceed $100,000 in any calendar year. Payment for shares purchased upon exercise of Options is to be made in cash, check or other instrument, and at the discretion of the Committee, may be made by delivery of other shares of Common Stock of the Company. If any Option granted under the Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to the Option will once again be available for additional Option grants.

         Under certain circumstances involving a change in the number of outstanding shares of Common Stock including a stock split, consolidation, merger or payment of stock dividend, the class and aggregate number of shares of Common Stock in respect of which Options may be granted under the Stock Option Plan, the class and number of shares subject to each outstanding Option and the exercise price per share will be proportionately adjusted.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

         The following is a brief summary of the Federal income tax aspects of grants made under the Stock Option Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         1. Incentive Stock Options. An option holder will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year from the date of exercise, (i) the option holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If the Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the option holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable. The option holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the option holder held the shares, and the Company will not qualify for a deduction with respect to such excess.

         2. Non-Qualified and Non-Plan Stock Options. With respect to Non-Qualified and Non-Plan Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the option holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the option holder; and (iv) on a sale of the shares, the option holder will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

OUTSTANDING OPTIONS

         The Stock Option Plan currently only authorizes the issuance of a maximum of 2,535,000 shares of Common Stock pursuant to the exercise of options granted thereunder. As of the Record Date, stock options to purchase 1,839,324 shares of Common Stock have been granted (including 470,051 options which have been exercised) under the plan, or 72.5% of the number of shares authorized to be issued under the Stock Option Plan. If the amendment is approved, the Stock Option Plan will be authorized to issue options for a maximum of 4,000,000 shares of Common Stock, approximately 16.5% of the current outstanding shares of Common Stock on a fully diluted basis (assuming the exercise or conversion of all outstanding options, warrants and convertible securities).

         As of the Record Date, options to purchase shares of Common Stock have been granted pursuant to the Stock Option Plan to (i) its current President,
(ii) members of the Compensation Committee (iii) all current executive officers as a group (iv) all employees, including all current officers who are not executive officers, as a group, and (v) non-employee directors during the fiscal year ended December 31, 2000 and through the record date as follows:

                                         Number of Options Granted
                                         -------------------------
Murray P. Fish
  President and Chief Financial Officer            333,153

Executive Group                                    554,788

Non-Executive Officer Employee Group               642,578

Non-Executive Director Group                       199,375


VOTES REQUIRED

         The affirmative vote of a majority of the votes cast by stockholders entitled to vote is required to approve the increase.


REGISTRATION OF SHARES

         The Company filed two registration statements on Form S-8 under the Securities Act of 1933, as amended, with respect to the 1,800,000 and 735,000 shares of Common Stock issuable pursuant to the Stock Option Plan on December

30, 1999 and June 28, 2001, respectively. The Company plans to file a new registration statement under the Securities Act of 1933, as amended, with respect to the additional 1,465,000 shares of Common Stock issuable pursuant to the Stock Option Plan, if the proposed amendment to the option plan is approved.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER THE STOCK OPTION PLAN.


                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 4)

         The Board of Directors recommends ratification of the selection of the independent accounting firm of Richard A. Eisner & Company, LLP ("Eisner & Company") as auditors of the Company for the fiscal year which commenced on January 1, 2001. A representative of Richard A. Eisner & Company, LLP is expected to attend (or be available by telephone) the Annual Meeting, will have the opportunity to make a statement should he or she desire to do so, and is expected to be available to respond to appropriate questions.

AUDIT FEES

         Eisner & Company billed the Company an aggregate of $99,994 for the following professional services: audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2000 included in the Company's annual report on Form 10-KSB and review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-QSB for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Eisner & Company did not render any professional service related to financial information, systems design and implementation services for the fiscal year ended December 31, 2000.

ALL OTHER FEES

         Eisner & Company did not render any other professional service other the those discussed above for the fiscal year ended December 31, 2000.

         Since Eisner & Company did not receive fees from the Company other than audit fees, the Audit Committee has considered and believes that Eisner & Company has maintained its independence from the Company.

VOTES REQUIRED

         The affirmative vote of a majority of the votes cast by stockholders entitled to vote is required to ratify the appointment of Eisner & Company as the Company's independent auditors for fiscal year which commenced on January 1, 2001.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS
               FOR FISCAL YEAR WHICH COMMENCED ON JANUARY 1, 2001


                            GENERAL AND OTHER MATTERS

         Management knows of no matter other than the matters described above that will be presented to the Annual Meeting. However, if any other matters properly come before the Annual Meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.


                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company will also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable expenses related thereto.


                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal for action at the Company's 2002 Annual Meeting of Stockholders, and to be included in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, must deliver such proposal to the Company at its principal executive office, 1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts by February 1, 2002.

                       NETWORK-1 SECURITY SOLUTIONS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                          -----------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Murray P. Fish and Corey M. Horowitz, and each of them, with full power of substitution and resubstitution, to vote all shares of common stock and preferred stock of Network-1 Security Solutions, Inc. (the "Company") that the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at 1601 Trapelo Road, Reservoir Place Waltham, Massachusetts 02451, on Tuesday, November 27, 2001, at 10:00 a.m., local time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes or resubstitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1.    ELECTION OF DIRECTORS: To elect Murray P. Fish, Corey M. Horowitz, Emanuel
      R. Pearlman, Jonathan Mark and Harry B. Schessel to the Board of Directors of the Company.

         FOR all nominees listed (except as marked to the contrary above) |_|

         WITHHOLD AUTHORITY to vote for all nominees |_|

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE)


2. APPROVAL OF AMENDMENT TO CERTIFCATE OF INCORPORATION: To approve an amendment to the Company's Certificate of Incorporation to increase (i) the number of authorized shares of the shares of common stock, $.01 par value per share, from 25,000,000 to 50,000,000 and (ii) the number of authorized shares of Preferred Stock, $.01 par value per share, from 5,000,000 to 10,000,000.

           FOR |_|                AGAINST |_|                 ABSTAIN |_|

3. APPROVAL OF AMENDMENT TO STOCK OPTION PLAN: To approve an amendment to the Company's Amended and Restated 1996 Stock Option Plan to increase the number of shares available for issuance thereunder by 1,465,000 shares to an aggregate of 4,000,000 shares.

           FOR |_|                AGAINST |_|                 ABSTAIN |_|

4.    RATIFICATION OF INDEPENDENT AUDITORS: To ratify the selection of Richard
      A. Eisner & Company, LLP as independent auditors of the Company for the fiscal year which commenced on January 1, 2001.

and in his discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

            (Continued and to be dated and signed on the other side.)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

 PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                 Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report on Form 10-KSB of the Company annexed to the same is hereby acknowledged.


                   Dated: _____________________________, 2001


                   ------------------------------------------
                           (Signature of Stockholder)



                   -------------------------------------------
                           (Signature of Stockholder)


                   Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                                                                      APPENDIX A

               NETWORK-1 SECURITY SOLUTIONS, INC.

           AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                            CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal financial personnel; and

         o Provide an open avenue of communication among the financial and senior management, internal financial personnel, independent accountants and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of two or more directors(1) as determined by the Board, a majority of whom shall be "independent" as defined. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial expertise.

--------
(1) So long as the Corporation qualifies as a small business filer under SEC rules, it is exempt from the Nasdaq Audit Committee - Structure and Membership requirements which, among other things, include a requirement of three committee members, all of whom shall be "independent".

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Financial Officer and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with management and the independent accountants quarterly to review the Corporations financials consistent with IV.4. below).

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

         1. Review and update this Charter periodically, at least annually, as conditions dictate.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review with financial management and the independent accountants the Corporation's 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         4. Provide in the Corporation's Proxy Statement (filed after December 15, 2000) a report from the Committee that discloses whether the Committee has reviewed and discussed certain matters with management and the auditors, and whether it recommends to the Board that the audited Financial Statements be included in the Corporation's Annual Report on 10-KSB.

Independent Accountants
-----------------------

         5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. The Audit Committee is responsible for receiving from the independent accountants a written statement deliniating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1. The Audit Committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking, or recommending that the full Board take, appropriate action to ensure the independence of the auditor.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
-----------------------------

         8. In consultation with the independent accountants and the Chief Financial Officer, review the integrity of the Corporation's financial reporting processes both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
-------------------

         11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the Chief Financial Officer regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management, the independent accountants and the Chief Financial Officer any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants or the Chief Financial Officer in connection with the preparation of the financial statements.

         14. Review with management, the Chief Financial Officer and the independent accountants the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Legal Compliance
----------------

         15. Review activities, organizational structure, and qualifications of the Corporation's financial staff.

         16. Review and concur in the appointment, replacement, reassignment or dismissal of the Corporation's Chief Financial Officer.

         17. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

         18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         19. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

         20. Perform any other activities consistent with the Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B


                         CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       NETWORK-1 SECURITY SOLUTIONS, INC.

                   ------------------------------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

                   ------------------------------------------

         Network-1 Security Solutions, Inc., (the "Corporation"), a Delaware corporation, hereby certifies as follows:

         FIRST: The Board of Directors of the Corporation duly adopted a resolution setting forth and declaring advisable the amendment of Article IV Section A of the Amended and Restated Certification of Incorporation of the Corporation so that, as amended, said Section shall read as follows:

                                   ARTICLE IV

         A. Classes of Stock

         This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is sixty million (60,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, $.01 par value per share (the "Common Stock"), and ten million (10,000,000) shares shall be Preferred Stock, $.01 par value per share (the "Preferred Stock").

         SECOND: That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the above-mentioned amendment to the Certificate of Incorporation and declaring said amendment to be advisable. A majority of the stockholders of the Corporation entitled to vote on the proposed amendment approved the matter during its annual meeting on November 21, 2001 in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY. Network-1 Security Solutions, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its President this ___ day of November, 2001.




                                      NETWORK-1 SECURITY SOLUTIONS, INC.


                                      ----------------------------------
                                      Murray P. Fish
                                      President and Chief Financial Officer
















                                       2